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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        NATIONAL BANCSHARES CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________

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                        NATIONAL BANCSHARES CORPORATION
                             112 West Market Street
                              Orrville, Ohio 44667



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of National Bancshares Corporation (the "Company") will be held at the operations center of First National Bank, 1444 North Main Street, Orrville, Ohio on April 25, 1996 at 2:00 P.M. for the following purposes:

     (1) To elect four Directors in Class III for a three-year term ending in 1999;

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of Common Shares of record at the close of business on March 22, 1996 are entitled to receive notice of and to vote at the Annual Meeting.

     By Order of the Board of Directors.

                                            Michael D. Hofstetter
                                            Secretary

March 29, 1996

                        NATIONAL BANCSHARES CORPORATION
                             112 West Market Street
                              Orrville, Ohio 44667

                       Mailed on or about March 29, 1996
             Annual Meeting of Shareholders to be on April 25, 1996



                                PROXY STATEMENT

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Bancshares Corporation (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on April 25, 1996, and any adjournments or postponements thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The enclosed form of proxy is being solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked.

     If no choice is specified on the Proxy, it will be voted FOR the election of each of the individuals nominated by the Board of Directors. A shareholder may revoke a proxy at any time before it is exercised either in person at the Annual Meeting or by delivery to the Secretary of the Company of written notice of revocation or by a duly executed proxy bearing a later date.

     Proxies will be solicited by mail, but this solicitation may be supplemented by using regular employees of the Company and its subsidiaries to solicit proxies personally or by telephone without additional compensation. The costs of solicitation will be borne by the Company and its subsidiary. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. This Proxy Statement is being mailed to shareholders on or about March 29, 1996.

     The outstanding voting securities of the Company at the close of business on March 22, 1996, the record date for the meeting, consisted of 915,651 Common Shares, par value $10.00 per share, with each share having one vote on all matters coming before the meeting. The number of Common Shares owned by each Director (including the Company's President who is included in the Executive Compensation tables below) is set forth on page 3 of this Proxy statement. The following table sets forth share ownership information, as of March 7, 1996, with respect to all Directors and officers of the Company as a group. The Company is not aware of any shareholders having beneficial ownership of more than five percent (5%) of the Common Stock of the Company.

                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL
                                                       OWNERSHIP OF           PERCENT OF
                                                     COMMON SHARES (A)       COMMON SHARES
                                                     -----------------       -------------
All Directors and officers as a group (13 persons):

     Sole voting power.............................     75,311.3079               8.22%

     Shared voting power...........................      7,582.7942                .83%

---------------

(a) See footnote (a) to the table set forth on page 3 of this Proxy Statement.

     At the Annual Meeting, in accordance with the General Corporation Law of Ohio and the Company's Code of Regulations (the "Regulations"), the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Regulations, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

     Nominees for election as directors receiving the greatest number of votes will be elected directors. Votes that are withheld or broker non-votes in respect of the election of directors will not be counted in determining the outcome of the election. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that the shareholder desires the voting at the election to be cumulative, each shareholder shall have cumulative voting rights in the election of directors. Cumulative voting enables shareholders to give one nominee for director as many votes as is equal to the number of directors to be elected multiplied by the number of shares in respect of which a shareholder is voting, or to distribute votes on the same principle among two or more nominees, as the shareholder sees fit.

     Pursuant to the Company's Regulations, all other questions and matters brought before the Annual Meeting will be, unless otherwise provided by law or by the Articles of Incorporation of the Company, decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                               VOTING OF PROXIES

     Common Shares represented by properly executed proxies in the enclosed form received at or prior to the Annual Meeting will be voted in accordance with the instructions contained therein and, in the absence of contrary instructions, will be voted to elect as directors the four (4) persons named below and will be voted for the approval and adoption of each of the other proposals listed on the proxy.

     The Board of Directors is not aware of any other matter that will be presented for action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is intended that Common Shares represented by properly executed proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment of a majority of the persons voting the proxies.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Shareholders, directors constituting one class are elected for a three-year term. The Regulations of the Company currently provide that the total number of directors shall be eleven. Currently there are three Directors in Class I and four Directors in each of Classes II and III.

     It is proposed that at the Annual Meeting to be held on April 25, 1996, that nominees for the directors to be elected to Class III for a three-year term expiring in 1999 are Charles J. Dolezal, James L. Gerber, John W. Kropf and James F. Woolley. The aggregate number of directors of the Company is eleven
(11) as specified in the Company's Regulations. Only nine (9) individuals are continuing to serve as directors of the Company and therefore, a vacancy has been created in each of Class I and Class II. These vacancies can be filled any time prior to the Annual Meeting in 1997 by a majority of the whole Board to serve the unexpired term.

     If any nominee is unable or unwilling to serve as a director on the date of the Annual Meeting (a situation which is not contemplated by the Board of Directors at the present time), the proxies will be voted for the election of such substitute nominee, if any, as may be designated by the Board of Directors and for the remaining nominees. The following tables set forth information with respect to each of the four nominees for election as a director, and the directors whose terms have not yet expired, including age, principal occupation for at least the past five years, the year in which he or she first became a director of the Company and the Company's wholly owned subsidiary, First National Bank, and the number of Common Shares of the Company beneficially owned as of March 7, 1996.

                   NOMINEES TO BE ELECTED FOR THREE YEAR TERM
                         EXPIRING IN 1999 -- CLASS III

                                                                                     COMMON SHARES
                                                                                BENEFICIALLY OWNED (a)
                                                                              ---------------------------
                            PRINCIPAL OCCUPATION                DIRECTOR                         PERCENT
        NAME                   OR EMPLOYMENT            AGE     SINCE (b)         SHARES        OF SHARES
--------------------    ----------------------------    ---     ---------     --------------    ---------
Charles J. Dolezal      President                       43         1982       2,745.7339*           .43
                        First National Bank &                                 1,186.0198**
                        National Bancshares Corp.

James L. Gerber         Retired                         67         1979       6,109*                .68
                                                                                156**

John W. Kropf(2)        Attorney-at-Law                 52         1974      16,512*               2.06
                                                                              2,352**

James F. Woolley        Chief Executive Officer         59         1974      38,230*               4.29
                        R.W. Screw Products, Inc.                             1,023.016**

               INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                  WILL CONTINUE AFTER THE 1996 ANNUAL MEETING

                DIRECTORS WITH TERM EXPIRING IN 1997 -- CLASS I

Ray D. Gill             President, C.E.O.               60         1992         370.5096*           .09
                        ORRCO Incorporated                                      420.5192**

John E. Sprunger        President                       58         1987         423.577*            .05
                        Kidron Auction, Inc.                                     47.976**

                DIRECTORS WITH TERM EXPIRING IN 1998 -- CLASS II

Sara Balzarini          V.P. of Finance                 39         1989         907.4874*           .10
                        Contours, Inc.

Steve Schmid            President                       44         1989         397*                .22
                        Smith Dairy Products                                  1,593**

Paul H. Smucker(1)      Chairman of the                 78         1955       9,616*               1.05
                        Executive Committee,
                        J.M. Smucker Company

---------------
 *Sole Voting Power
**Shared Voting Power

(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, such shares are held directly by the individual as to which such person has sole voting and investment powers.


(b) Indicates the year first elected to the Board of the Company and/or sole subsidiary, First National Bank. All current Directors of the Company are also directors of First National Bank.

(1) Paul H. Smucker is a Director of the J. M. Smucker Company whose securities are registered pursuant to Section 12g of the Securities Exchange Act of 1934.

(2) John W. Kropf has been the bank's legal counsel for a number of years and will be retained in the same capacity for the current fiscal year.

     None of the nominees are related by blood, marriage or adoption.

                                   COMMITTEES

     The Company currently conducts no business other than the ownership of its sole subsidiary, First National Bank. The Board of Directors of the Company met six (6) times during 1995. Of the incumbent directors, Ray D. Gill, Steve Schmid and Paul H. Smucker attended fewer than seventy-five percent (75%) of the meetings held. The Company has no formal committees other than its Audit Committee.

     The basic responsibility of the Audit Committee is a review of the annual audit with the Company's external auditors, and the implementation of recommendations, where feasible, arising from that audit, and the continued monitoring of the internal audit program. The Committee also reviews the results of any special audit requested by the Board of Directors, either by external auditors or by internal audit personnel. Meetings of the Audit Committee are held as needed. During 1995, the Audit Committee met twice. Audit Committee members are John W. Kropf, James F. Woolley and James L. Gerber. These individuals also serve as the Audit Committee of First National Bank, and perform the same functions at that level.

     The Board of Directors of First National Bank, met twelve (12) times during 1995. Of the incumbent directors, Ray D. Gill, Steve Schmid and Paul H. Smucker attended fewer than seventy-five percent (75%) of the meetings held.

     First National Bank also maintains an Executive Committee as a standing committee. The basic responsibilities of the Executive Committee are in-depth consideration of certain general policy matters for possible recommendation to the Board of Directors for its consideration; the review and approval or rejection of major personnel or other matters brought before the Committee by Management; and the determination of employee compensation. The Executive Committee also serves as the Nominating Committee. Executive Committee members are: Sara Balzarini, Charles J. Dolezal, James L. Gerber, John W. Kropf and James F. Woolley. During the last fiscal year the Executive Committee held four
(4) meetings.

                             DIRECTOR COMPENSATION

     Directors of the Company currently receive no compensation for their service in that capacity. All current directors of the Company are directors of First National Bank and receive $325 per meeting of the Board of First National Bank which they attend. In addition, Executive Committee members receive a fee of $250 for each Executive Committee meeting which they attend, with the exception of Charles J. Dolezal. Audit Committee members receive $250 per meeting attended.

     First National Bank has implemented a director retirement benefit and death benefit plan for the benefit of all members of the Board of Directors of First National Bank. The plan is called the Director Defined Benefit Plan and is designed to provide an annual retirement benefit, to be paid to each director upon retirement from the Board. The retirement benefit provided to each director is an annual benefit equal to $1,000 for each year of service on the Board from and after August 24, 1994. In addition, each director shall have the option of deferring any portion or all of his or her director's fees to a maximum of $1,000 per month until retirement.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer for the fiscal years ended December 31, 1993, 1994 and 1995. Pursuant to Securities and Exchange Commission rules, summary information concerning other officers of the Company is not required to be set forth in the following table.

         NAME AND                                                OTHER ANNUAL        ALL OTHER
    PRINCIPAL POSITION       YEAR      SALARY      BONUS(1)     COMPENSATION(2)     COMPENSATION(3)
---------------------------  ----     --------     --------     ---------------     ------------
Charles J. Dolezal
Chairman of the Board,       1995     $128,000     $20,780          $ 3,800            $9,180
President and Chief
Executive Officer,           1994      121,000      14,810            3,600                --
National Bancshares
Corporation and First        1993      115,000      13,740            3,500                --
National Bank

---------------

(1) First National Bank has an Employee Stock Purchase Incentive Plan for all full-time employees. Under the Plan each employee is entitled to receive a cash payment from First National Bank equal to 20% of the purchase price of the Company's Common Shares acquired by the employee on the open market up to a maximum of 100 shares per calendar year. Cash payment received by the Chief Executive Officer equaled $780, $810 and $740 for the years ending 1995, 1994 and 1993, respectively.

(2) Director Fees Received

(3) 401(k) Pension Plan employer contributions.

     The following table sets forth estimated annual retirement benefits payable by the Company or its subsidiary, pursuant to the Defined Benefit Retirement Plan, assuming retirement at age 65 to persons in specified remuneration and years of service classifications:

                    ESTIMATED ANNUAL BENEFITS FOR REPRESENTATIVE YEARS OF CREDITED
                                  SERVICE AT NORMAL RETIREMENT DATE
AVERAGE ANNUAL     ---------------------------------------------------------------
 COMPENSATION            5                        10                       15
--------------     -------------            -------------            -------------
    100,000          $   11,700               $   23,300               $   35,000
    125,000              14,600                   29,200                   43,750
    150,000              17,500                   35,000                   52,500
    175,000              20,400                   40,800                   61,250

     Under the Defined Benefit Retirement Plan, the number of years of credited service for Mr. Charles J. Dolezal is 19 years. In January 1995, the Board of Directors approved the termination of the Bank's defined benefit pension plan effective March 31, 1995. The Bank submitted its termination request to the Department of Labor (DOL) in 1995. Regulatory approval and termination of the plan is expected to occur during 1996. The Bank does not expect the settlement of benefits under this plan to have a significant impact on its financial condition or results of operations.

     The Bank implemented a 401(k) plan effective January 1, 1995 which covers substantially all employees. The plan allows employees to contribute up to 15% of their pay with the Bank matching 50% of contributions up to 6% of an employee's pay. Discretionary contributions by the Company may also be made to the plan.

     Group life, disability, hospitalization, and medical insurance plans are offered to officers of the Company and its subsidiary on the same basis as all other salaried personnel. Directors are offered hospitalization and medical insurance plans on the same basis as all salaried personnel. The Chief Executive Officer has use of an automobile for his use in conducting the Company's business, and for personal use on a limited basis, which the Company considers to be insignificant. No individual received personal benefits in excess of $5,000.00.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission rules require the Company to supply information regarding compensation and benefits provided to selected officers of the Company and specifically the Chairman, President and Chief Executive Officer. Disclosure requirements as applied to this Company include only the Company's Chairman, President and Chief Executive Officer. The Executive Committee of First National Bank administers the executive compensation program for the Company and its subsidiaries. In that connection, it makes and establishes policy and practices for compensation and makes recommendations to the full board with respect to specific compensation for the president and other executive officers.

     The compensation for the Company's executives is designed to reward performance and to reflect compensation paid to other executives of comparably sized financial institutions in this geographic area. This analysis is based upon the subjective judgment of the Committee members and is not determined by specific formulas.

     On the 22nd day of November, 1994, the Committee met to review compensation for all employees of the bank. Charles J. Dolezal, President and Chief Executive Officer, attended the meeting to suggest to the Committee his recommendations regarding senior management, other salaried and hourly employees. Mr. Dolezal was excused from the meeting during the time that his compensation was discussed by the Committee.

     In addition to base salaries, cash bonuses are paid to executive officers based on the same criteria that is used to establish base salaries with additional emphasis placed on the previous year's performance.

     Additional benefits received by Mr. Dolezal (other than his Company-provided automobile) and other executive officers is equivalent to benefits received by all other full-time employees.

                       Sara Balzarini--Charles J. Dolezal
                 James L. Gerber--John W. Kropf--James Woolley

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described above, Mr. Dolezal is a member of the Executive Committee which oversees the Company's executive compensation programs. As previously noted, however, Mr. Dolezal is excused from meetings of the Executive Committee at which time his compensation is discussed.

                               PERFORMANCE GRAPH

     The following represents a comparison of return on an investment in the Corporation, Standard and Poor's 500 and a peer group composed of major regional banks and bank holding companies.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG NATIONAL BANCSHARES CORPORATION, S&P 500 INDEX AND S&P MAJOR REGIONAL BANK INDEX

                                   NATIONAL                        S&P MAJOR
      MEASUREMENT PERIOD          BANCSHARES     S&P 500 STOCK   REGIONAL BANK
    (FISCAL YEAR COVERED)            CORP            INDEX           INDEX
1990                                    100.00          100.00          100.00
1991                                    100.76          130.46          178.90
1992                                    121.89          140.40          227.81
1993                                    149.23          154.55          241.53
1994                                    172.12          156.59          228.60
1995                                    223.84          215.45          359.93

     *Assumes a reinvestment of dividends and a $100 initial investment.

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

     Certain Directors, Officers and principal shareholders and their associates were customers of and had various transactions with the Company's subsidiary, First National Bank, in the ordinary course of business in 1995 and similar additional transactions may be expected to take place in the future. All loans and loan commitments involving Directors, Officers and their associates by the Company's subsidiary Bank were made on substantially the same terms, including interest rates and collateral, as those prevailing at that time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders which are intended by such holders to be presented at the next Annual Meeting of Shareholders of the Company must be received by the Company not later than December 1, 1996, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting. Proposals should be sent to Charles J. Dolezal, President, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

                                 AUDIT MATTERS

     The Board of Directors has selected Deloitte & Touche LLP as the independent auditors. The accounting firm of Deloitte & Touche LLP has served the Company in that capacity since 1979. It is anticipated that one or more representatives of that firm will attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions. In addition, the books, records and accounts of the Company's sole banking subsidiary, First National Bank, are subject to periodic examination by regulatory authorities and are examined by the Company's internal audit staff. Reports concerning the examinations are reviewed by the Board of Directors of the Company's banking subsidiary, as well as by the management of the Company. The Board of Directors of the Company has selected Deloitte & Touche LLP as auditors for 1996.

                            FORM 10-K ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR 1995 WILL BE FURNISHED WITHOUT CHARGE, ON OR AFTER APRIL 1, 1996 UPON WRITTEN REQUEST DIRECTED TO MICHAEL D. HOFSTETTER, SECRETARY, NATIONAL BANCSHARES CORPORATION, 112 WEST MARKET STREET, PO BOX 57, ORRVILLE, OHIO 44667.

     This Proxy Statement and the accompanying notice are sent by order of the Board of Directors.

                                            Michael D. Hofstetter
                                            Secretary

March 29, 1996

                           NATIONAL BANCSHARES CORPORATION
                               112 WEST MARKET STREET
                                 ORRVILLE, OH 44667

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         PLEASE SIGN AND RETURN IMMEDIATELY

   P KNOW ALL PERSONS BY THESE PRESENT: That I/We, the undersigned Shareholder or Shareholders of National Bancshares Corporation,
   R Orrville, Ohio, do hereby nominate, constitute and appoint John W. Kropf, James F. Woolley and James L. Gerber, or any one of them,
   O (with substitution, for my or our stock and in my or our name, place and stead) to vote all the common stock of said Company,
   X standing in my or our name, on its books on March 22, 1996, at the Annual Meeting of Shareholders to be held at the OPERATIONS CENTER
   Y OF FIRST NATIONAL BANK, 1444 NORTH MAIN STREET, ORRVILLE, OHIO, on April 25, 1996 at 2:00 o'clock p.m., or at any adjournment thereof with all the powers the undersigned would possess if personally present. The shares will be voted in accordance with my specifications.

                                 (Change of address)

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       -------------------------------------------------------------------------
        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED "FOR" EACH OF THE LISTED
    PROPOSITIONS. THE AGENTS NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY CARD.

                                                                SEE REVERSE
                                                                   SIDE
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                                  DETACH CARD

           /X/  PLEASE MARK YOUR                                                          SHARES IN YOUR NAME  REINVESTMENT SHARES
                VOTES AS IN THIS
                EXAMPLE.

                              FOR              WITHHELD
1. Election of                / /              / /                      Elect Four (4) Directors to Serve a Three (3) Year Term
   Directors                                                            as Directors of the Company Until Expiration of Their
                                                                        Term in 1999: Charles J. Dolezal, James L. Gerber,
                                                                        John W. Kropf, James F. Woolley

For, except vote withheld from the following nominee(s):

-----------------------------------------------------------

                                       Change
                                         of      / /
                                       Address

                                                                                                  This Proxy confers
                                                                                                  authority to vote "FOR"
                                                                                                  each proposition listed
                                                                                                  above unless "AGAINST" or
                                                                                                  "ABSTAIN" is indicated.
                                                                                                  IF ANY OTHER BUSINESS IS
                                                                                                  PRESENTED AT SAID MEETING,
                                                                                                  THIS PROXY SHALL BE VOTED
                                                                                                  IN ACCORDANCE WITH THE
      The Board of Directors recommends a vote "FOR" each of the                                  RECOMMENDATIONS OF THE
      listed propositions. (THIS PROXY IS SOLICITED ON BEHALF OF                                  BOARD OF DIRECTORS.)
      THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.)

      ________________________________________________________ DATE __________________________

      ________________________________________________________ DATE __________________________
           (Signature of Shareholder/Shareholders)

       INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

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                                  DETACH CARD
